EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Domain Extremes Inc. (the “Company”) for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Francis Bok, President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 30, 2012

/s/ Francis Bok
Francis Bok
President

A signed original of this written statement required by Section 906 has been provided to Domain Extremes Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.